EXHIBIT 32.1
CERTIFICATION PURSUANT TO
18 U.S.C. 1350,
AS ADOPTED PURSUANT TO
SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

In connection with the Quarterly Report of BRAEDEN VALLEY MINES INC. (the "Company") on Form 10-Q for the period ended March 31, 2013, as filed with the Securities and Exchange Commission on the date hereof (the "Report"), I, Ron Erickson, President, Principal Executive Officer, Principal Financial Officer, Principal Accounting Officer and Director of the Company, certify, pursuant to 18 U.S.C. 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that:

The Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

Date: May 20, 2013

By: /s/ Ron Erickson
Name: Ron Erickson
Title: President, Principal Executive Officer, Principal Financial and Principal Accounting Officer